Share-based Compensation (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation
Share-based Compensation

AK Holding’s Stock Incentive Plan (“SIP”) permits the granting of nonqualified stock option, restricted stock, performance share and restricted stock unit awards to our Directors, officers and other employees. We have estimated share-based compensation expense to be $5.7 for 2016. The first quarter information is presented below:

	Three Months Ended March 31,
Share-based Compensation Expense	2016	2015
Stock options	$0.5	$1.2
Restricted stock	0.8	2.1
Restricted stock units issued to Directors	0.3	0.3
Performance shares	0.4	0.6
Total share-based compensation expense	$2.0	$4.2

We granted stock options on 615,610 shares during the three months ended March 31, 2016, with a weighted-average fair value of $1.26 per share of stock option. No options were exercised in 2016.

We granted restricted stock awards of 608,170 shares during the three months ended March 31, 2016, at a weighted-average fair value of $1.76 per share. The total intrinsic value of restricted stock awards that vested (i.e., restrictions lapsed) during the three months ended March 31, 2016 was $1.4.

We granted performance share awards of 484,500 shares during the three months ended March 31, 2016, with a weighted-average fair value of $1.74 per share.

Share-based Compensation

AK Holding’s Stock Incentive Plan (the “SIP”) permits the granting of nonqualified stock option, restricted stock, performance share and/or restricted stock unit (“RSUs”) awards to our Directors, officers and other employees. Stockholders have approved an aggregate maximum of 23 million shares issuable under the SIP through December 31, 2019, of which approximately 4 million shares are available for future grant as of December 31, 2015.

Share-based compensation expense for the years ended December 31, 2015, 2014 and 2013, is presented below:

Share-based Compensation Expense	2015	2014	2013
Stock options	$1.7	$1.7	$1.5
Restricted stock	3.2	3.2	2.9
Restricted stock units issued to Directors	0.9	1.1	1.0
Performance shares	1.9	2.9	4.1
Pre-tax share-based compensation expense	$7.7	$8.9	$9.5

Stock Options

Stock options have a maximum term of ten years and holders may not exercise them earlier than six months after the grant date or another term the award agreement may specify. Stock options granted to officers and key managers vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date. The exercise price of each option must equal or exceed the market price of our common stock on the grant date. We have not and do not reprice stock options to lower the exercise price.

We use the Black-Scholes option valuation model to value the nonqualified stock options. We use historical data of stock option exercise behaviors to estimate the expected life that granted options will be outstanding. The risk-free interest rate is based on the Daily Treasury Yield Curve published by the U.S. Treasury on the grant date. The expected volatility is determined by using a blend of historical and implied volatility. The expected dividend yield is based on our historical dividend payments. We estimate that option holders will forfeit 5% of the options.

The following weighted-average assumptions are used in the Black-Scholes option pricing model to estimate the fair value of granted options as of the grant date:

	2015	2014	2013
Expected volatility	67.6% – 75.9%	58.3% – 68.2%	57.8% – 68.8%
Weighted-average volatility	69.4%	62.6%	65.2%
Expected term (in years)	3.1 – 6.6	3.0 – 6.5	2.9 – 6.4
Risk-free interest rate	1.0% – 1.7%	0.9% – 2.3%	0.4% – 1.1%
Dividend yield	—%	—%	—%
Weighted-average grant-date fair value per share of granted options	$2.36	$3.50	$2.44

Option activity for the year ended December 31, 2015, is presented below:

Stock Options	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2014	2,696,595	$11.16
Granted	906,700	4.08
Exercised	(2,733)	4.59
Forfeited and expired	(296,570)	10.81
Outstanding at December 31, 2015	3,303,992	9.26	4.6	$—

Exercisable at December 31, 2015	1,959,959	12.33	3.3	—

Unvested at December 31, 2015	1,344,033	4.77	6.5	—

Unvested at December 31, 2015 expected to vest	1,276,831	4.77	6.5	—

The total intrinsic value of stock option awards that holders exercised during the years ended December 31, 2015, 2014 and 2013, was not material in each period. Each exercised option’s intrinsic value is the quoted average of the reported high and low sales price on the exercise date. As of December 31, 2015, total unrecognized compensation costs for non-vested stock options were $0.7, which we expect to recognize over a weighted-average period of 1.7 years.

Restricted Stock

Restricted stock awards granted to officers and other employees ordinarily vest ratably on the first, second and third anniversaries of the grant. Non-vested restricted stock awards activity for the year ended December 31, 2015, is presented below:

Restricted Stock Awards	Restricted Shares	Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2014	502,413	$5.97
Granted	886,060	4.06
Vested/restrictions lapsed	(719,955)	4.90
Canceled	(69,203)	5.06
Outstanding at December 31, 2015	599,315	4.54

The weighted-average grant date fair value of restricted stock awards granted during the years ended December 31, 2015, 2014 and 2013, was $4.06, $6.66 and $4.43 per share. The total intrinsic value of restricted stock awards that vested (i.e., restrictions lapsed) during the years ended December 31, 2015, 2014 and 2013, was $2.9, $2.9 and $2.1. As of December 31, 2015, total unrecognized compensation costs for non-vested restricted stock awards granted under the SIP were $1.5, which we expect to recognize over a weighted-average period of 1.6 years.

Restricted Stock Units

Restricted stock units (“RSUs”) represent equity-based compensation granted to Directors. RSU grants vest immediately, but we do not settle them (i.e., pay them) until one year after the grant date, unless a Director elects to defer the settlement. Directors have the option to defer their RSU settlement six months after their Board service is terminated and also may elect to take settlement in a single distribution or in annual installments up to fifteen years.

Performance Shares

Performance shares are granted to officers and key managers. They earn the awards by meeting performance measures over a three-year period. Though a target number of performance shares are awarded on the grant date, the total number of performance shares issued to the participant when they vest is based on two equally-rated metrics: (i) our share performance compared to a prescribed compounded annual growth rate and (ii) our total share return compared to Standard & Poor’s MidCap 400 index.

The following weighted-average assumptions are used in a Monte Carlo simulation model to estimate the fair value of performance shares granted:

	2015	2014	2013
Company expected volatility	56.4%	59.1%	59.2%
S&P’s MidCap 400 index expected volatility	27.0%	32.4%	34.7%
Risk-free interest rate	0.9%	0.9%	0.4%
Dividend yield	—%	—%	—%
Weighted-average grant-date fair value per performance share granted	$3.09	$6.40	$4.68

Non-vested performance share awards activity for the year ended December 31, 2015, is presented below:

Performance Share Awards	Performance Shares	Weighted- Average Grant Date Fair Value
Outstanding at December 31, 2014	978,952	$5.56
Granted	890,700	3.09
Earned	—	—
Expired or forfeited	(865,358)	4.36
Outstanding at December 31, 2015	1,004,294	4.40

As of December 31, 2015, total unrecognized compensation costs for non-vested performance share awards granted under the SIP were $2.1, which we expect to recognize over a weighted-average period of 1.6 years.